Exhibit 99.1




                                WRITTEN STATEMENT
                                       OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

                            Section 906 Certification

     The undersigned hereby certify that the Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002 filed by PHC, Inc. with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the issuer.



Date:  November 5, 2002                   By: /s/ Bruce A. Shear
                                                  Bruce A. Shear,President
                                                  and Chief Executive Officer

Date:  November 5, 2002                   By: /s/ Paula C. Wurts
                                                  Paula C. Wurts, Controller
                                                  and Chief Financial Officer